UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

June 1, 2015

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2015, ON Semiconductor Corporation (the “Company”) and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, entered into Amendment No. 2 (“Amendment No. 2”), dated as of June 1, 2015, to its Amended and Restated Credit Agreement, dated as of October 10, 2013, as amended by Amendment No. 1 thereto, dated as of May 1, 2015, with JPMorgan Chase Bank, N.A., as administrative agent, and the several lenders party thereto (as amended, the “Credit Agreement”).

Amendment No. 2 provides for, among other things, modifications to the Credit Agreement to allow for the issuance by the Company of its convertible senior notes, subject to the satisfaction of certain conditions, and to permit the Company to enter into certain hedging transactions relating to such notes or otherwise. In addition, Amendment No. 2 provides for the release of the pledged stock of certain of the Company’s subsidiaries upon the issuance of the convertible senior notes.

Certain of the lenders and agents and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking, commercial banking and other services for the Company and its affiliates, for which they received or will receive customary fees and expenses.

The foregoing description of the terms and conditions of Amendment No. 2 is not complete and is in all respects subject to the actual provisions of Amendment No. 2, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On June 1, 2015, the Company issued a press release announcing the proposed offering by the Company of its convertible senior notes due 2020 (the “Notes”) in a private placement to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. A copy of this press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 3, 2015, the Company issued a press release announcing the pricing of the Notes. A copy of this press release is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 2, dated as of June 1, 2015, to Amended and Restated Credit Agreement, dated as of October 10, 2013, by and among the Company, Semiconductor Components Industries, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

99.1	Press release issued by the Company, dated June 1, 2015 and entitled “ON Semiconductor Announces Proposed Private Offering of $600 Million of Convertible Senior Notes”

99.2	Press release issued by the Company, dated June 3, 2015 and entitled “ON Semiconductor Announces Pricing of Private Offering of $600 Million of 1.00% Convertible Senior Notes”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: June 3, 2015	By:	/s/ Bernard Gutmann
Bernard Gutmann Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment No. 2, dated as of June 1, 2015, to Amended and Restated Credit Agreement, dated as of October 20, 2013, by and among the Company, Semiconductor Components Industries, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent

99.1	Press release issued by the Company, dated June 1, 2015 and entitled “ON Semiconductor Announces Proposed Private Offering of $600 Million of Convertible Senior Notes”

99.2	Press release issued by the Company, dated June 3, 2015 and entitled “ON Semiconductor Announces Pricing of Private Offering of $600 Million of 1.00% Convertible Senior Notes”